UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2008
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)
Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01	Entry Into a Material Definitive Agreement.
     On October 2, 2008, Liberty Property Trust (the “Company”) and Liberty Property Limited Partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”) priced a public offering of 4,750,000 newly issued common shares of beneficial interest of the Company, par value $0.001 per share (“Common Shares”), at an offering price of $33.00 per share. Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. acted as joint book-running managers, and, together with Morgan Stanley & Co. Incorporated, Robert W. Baird & Co. Incorporated, Janney Montgomery Scott LLC, Stifel, Nicolaus & Company, Incorporated, and Wachovia Capital Markets, LLC, as the underwriters (the “Underwriters”) of this offering. The Company has also granted the Underwriters an option to purchase up to an additional 712,500 Common Shares during the next 30 days. The Transaction Entities estimate that the net proceeds from this offering, after expenses, will be approximately $149.5 million or approximately $172.0 million if the Underwriters’ option is exercised in full. This offering is expected to close on October 8, 2008. The underwriting agreement relating to the offering is filed as Exhibit 1.1 to this Report. For additional information concerning the offering, refer to the press release furnished as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit
Number	Exhibit Title

1.1	Underwriting Agreement, dated October 2, 2008, by and among the Company, the Operating Partnership and the Underwriters.

5.1	Opinion of Saul Ewing LLP, dated October 8, 2008.

8.1	Opinion of WolfBlock LLP, dated October 8, 2008.

99.1	Press Release dated October 2, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel

LIBERTY PROPERTY LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole General Partner

By:	/s/ James J. Bowes
James J. Bowes
Secretary and General Counsel
Dated: October 8, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

1.1	Underwriting Agreement, dated October 2, 2008, by and among the Company, the Operating Partnership and the Underwriters.

5.1	Opinion of Saul Ewing LLP, dated October 8, 2008.

8.1	Opinion of WolfBlock LLP, dated October 8, 2008.

99.1	Press Release dated October 2, 2008.